Other reserves	12 Months Ended
Oct. 31, 2021
Other reserves [Abstract]
Other reserves
27 Other reserves
		Capital redemption reserve [1]	Merger reserve [2]	Hedging reserve [3]	Total
	Note	$m	$m	$m	$m
As at November 1, 2020		2,485.0	1,767.4	(63.1)	4,189.3
Hedge accounting	24	-	-	42.2	42.2
Current tax movement on hedging		-	-	(8.0)	(8.0)
Transfer from merger reserve to retained earnings	-	(108.3)	-	(108.3)
As at October 31, 2021	2,485.0	1,659.1	(28.9)	4,115.2

As at November 1, 2019		2,485.0	1,739.8	(29.6)	4,195.2
Hedge accounting	24	-	-	(41.3)	(41.3)
Current tax movement on hedging		-	-	7.8	7.8
Transfer to merger reserve from retained earnings		-	27.6	-	27.6
As at October 31, 2020		2,485.0	1,767.4	(63.1)	4,189.3

[1] Capital redemption reserve
The capital redemption reserve, a non-distributable reserve, was created as a result of Returns of Value in prior periods.

[2]  Transfer to and from merger reserve
The merger reserve is an unrealized profit until it can be realized by the settlement of the intercompany loan by qualifying consideration.

In the year ended October 31, 2020, it was disclosed that $337.0 million of the merger reserve would be settled in the following year. However, as at October 31, 2021, only $123.3 million of the balance was settled and the balance of $213.7 million was transferred back to the merger reserve. However, $322.0 million is expected to be settled in qualifying consideration during the year ended October 31, 2022 and as such an equivalent proportion of the merger reserve of $332.0 million is considered realized, in accordance with section 3.11(d) of Tech 02/17 and therefore has been transferred to retained earnings. As a result a net transfer of $108.3 million from the merger reserve to retained earnings has occurred.
[3] Hedging reserve
A credit of $34.2 million was recognized in the hedging reserve in relation to hedging transactions entered into in the year ended October 31, 2021 (2020: $33.5 million debit).